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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date
      of Report (Date of earliest event reported) March 9, 1998
                                                  -------------

                         CITIZENS FIRST FINANCIAL CORP.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                          1-14274                 37-1351861
      --------                          -------                 ----------
(State or other Jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)

             2101 North Veterans Parkway, Bloomington Illinois 61704
             -------------------------------------------------------
                    (Address of principal executive offices)

                                 (309) 661-1110
                                 --------------
                (Issuer's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)














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ITEM 5.                       OTHER EVENTS.
                              -------------

      Citizens First Financial Corp., the parent company of Citizens Savings Bank, F.S.B. (the "Bank") announced the approval by the Office of Thrift Supervision on March 2, 1998 of the repurchase of 5% of its outstanding shares of common stock.

      A press release announcing the stock repurchase is attached as Exhibit
99.1.

Exhibit 99.1   Press Release dated March 9, 1998.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:         March 9, 1998              By: /s/ C. William Landefeld
                                              -----------------------------
                                              C. William Landefeld
                                              President and Chief Executive
                                              Officer



Dated:          March 9, 1998             By: /s/ Dallas G. Smiley
                                              -----------------------------
                                              Dallas G. Smiley
                                              Senior Vice-President and
                                              Chief Financial Officer








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